UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

China Crawfish, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-201403	30-0842831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

1900 Avenue of the Stars, Los Angeles, CA 90067
(Address of Principal Executive Offices)

310.843.9300
Registrant's telephone number, including area code

Bella Costa Designs Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 30, 2017, China Crawfish Designs Inc., formerly known as Bella Costa Designs Inc. (the "Company") filed a Certificate of Amendment to its Articles of Incorporation (the "Amended Articles") with the Secretary of State of the State of Nevada effecting (i) a change the name of the Company from Bella Costa Designs Inc. to China Crawfish, Ltd., (ii) a 10-for-1 forward split of the Corporation's outstanding common stock, $0.0001 par value, and (iii) an increase of the number of authorized shares of common stock from 75,000,000 to 200,000,000 (collectively, the "Corporate Actions").  The Corporate Action and the Amended Articles became effective on October 30, 2017, following compliance with notification requirements of the Financial Industry Regulatory Authority.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.  The new CUSIP number for the Company's common stock is 16892C 100.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On October 19, 2017 (the "Record Date"), the Company obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving the Corporate Action.

Item 8.01   Other Events.

On October 30, 2017, the Financial Industry Regulatory Authority (FINRA) approved the Corporate Action. The Company's stock is quoted on the OTCQB under the ticker symbol BLLC, but beginning November 1, 2017, the Company's common stock will begin trading under the symbol BLLCD for 20 business days, and thereafter the ticker symbol will be changed to CACA.

Item 7.01    Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or be otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment of Articles of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Crawfish, Ltd.

Date: November 31, 2017	By:	/s/ Lirong Chen
Name: Lirong Chen
Title: Chief Executive Officer